UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 10, 2006
SAVI MEDIA GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27727	91-1766174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9852 West Katella Ave., #363, Anaheim, CA	92804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 740-0601

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 10, 2006, Savi Media Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Cornell Capital Partners L.P. (“Cornell”) providing for the sale by the Company to Cornell of its 10% secured convertible debentures in the aggregate principal amount of $2,970,000 (the “Debentures”) of which $1,670,000 was advanced immediately. The second installment of $800,000 will be advanced two business days prior to the filing by the Company with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below). The last installment of $500,000 will be advanced two business days prior to the Registration Statement being declared effective by the Commission.

In connection with the Purchase Agreement, we agreed to issue Cornell warrants to purchase an aggregate 2,900,000,000 shares of Common Stock of the Company (the “Common Stock”), exercisable for a period of five years as follows (collectively, the “Warrants”):

Number of Warrants	Exercise Price

1,000,000,000	$0.003
1,000,000,000	$0.006
300,000,000	$0.01
200,000,000	$0.015
150,000,000	$0.02
100,000,000	$0.03
60,000,000	$0.05
40,000,000	$0.075
30,000,000	$0.10
20,000,000	$0.15

All of the Warrants were issued upon closing. The Company also issued to the investor 30 million shares of restricted common stock as a commitment fee.

The Debentures mature on the second anniversary of the date of issuance (the “Maturity Date”) and bear interest at the annual rate of 10%. Holders may convert, at any time, any amount outstanding under the Debentures into Common Stock at a conversion price per share equal to $0.013. Beginning the earlier of (i) the first business day of the month immediately following the month in which the Registration Statement is first declared effective or (ii) November 1, 2006, and continuing on the first businss day of each calendar month thereafter, the Company is required to make a mandatory redemption payment of $225,000 and accrued and unpaid interest (the “Monthly Mandatory Redeption Amount”), which payment can be made in cash or in restricted common stock of the Company.

The Company has the option, in its sole discretion, to settle the Monthly Mandatory Redemption Amount by (i) paying the investor cash in an amount equal to 115% of the Mandatory Redemption Amount, or (ii) issuing to the investor the number of shares of Common Stock equal to the Mandatory Redemption Amount divided by $0.007 (the “Redemption Conversion Price”), provided, however, that in order for the Company to issue shares upon payment of the Monthly Mandatory Redeption Amount (A) the Registration Statement is effective, (B) no event of default shall have occurred, and (C) the closing bid price for the Company’s common stock shall be greater than the Redemption Conversion Price as of the trading day immediately prior to the redemption date.  However, in the event that (A) the Registration Statement is effective, (B) no event of default shall have occurred, and (C) the closing bid price for the Company’s common stock is less than the Redemption Conversion Price but is greater than $0.003 (the “Default Conversion Price”), the Company shall have the option to settle Mandatory Redemptions by issuing to the investor the number of shares of common stock equal to the Mandatory Redemption Amount divided by the Default Conversion Price.

In the event that certain events of default, such as failure to pay principal or interest when due, failure to issue common stock upon conversion or the delisting or lack of quotation of the Company’s common stock, the Redemption Conversion Price will be reduced to the Default Conversion Price.

Cornell has agreed to restrict its ability to convert the Debenture and exercise the Warrants and receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock.

The Company, at its option has the right, with three business days advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date provided that the closing bid price of the Common Stock, is less than $0.013 at the time of the redemption. In the event of a redemption, the Company is obligated to pay an amount equal to the principal amount being redeemed plus a 15% redemption premium, and accrued interest.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) providing for the filing, within 45 days of closing, of a registration statement (the “Registration Statement”) with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Debentures. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than 90 days after filing the Registration Statement and to insure that the Registration Statement remains in effect until the earlier of (i) all of the shares of common stock issuable upon conversion of the Debentures have been sold or (ii) July 10, 2008. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than August 24, 2006, or if the Registration Statement is not declared effective by November 22, 2006, it is required pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

In connection with the Purchase Agreement, the Company executed a security agreement (the “Security Agreement”) in favor of the investor granting them a first priority security interest in all of the Company’s goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreements state that if an event of default occurs under the Debentures or Security Agreements, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

New Creation Outreach, Inc., of which Kathy Procopio, the Company’s Secretary, Treasurer and a Director, is the Chief Executive Officer, pledged 4,000,000 shares of Series A preferred stock, to secure the obligations incurred pursuant to the Purchase Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of a secured loan obligation by the Company.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the transactions pursuant to which the Company issued Debentures and Warrants. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
4.1	Securities Purchase Agreement, dated July 10, 2006, by and between Savi Media Group, Inc. and Cornell Capital Partners L.P.
4.2	Secured Convertible Debenture issued to Savi Media Group, Inc., dated July 10, 2006.
4.3	Warrant to purchase 1,000,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.4	Warrant to purchase 1,000,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.5	Warrant to purchase 300,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.6	Warrant to purchase 200,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.7	Warrant to purchase 150,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.8	Warrant to purchase 100,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.9	Warrant to purchase 60,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.10	Warrant to purchase 40,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.11	Warrant to purchase 30,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.12	Warrant to purchase 20,000,000 shares of Common Stock, dated July 10, 2006, issued to Cornell Capital Partners L.P.
4.13	Registration Rights Agreement, dated July 10, 2006, by and between Savi Media Group, Inc. and Cornell Capital Partners L.P.
4.14	Security Agreement, dated July 10, 2006, by and between Savi Media Group, Inc. and Cornell Capital Partners L.P.
4.15	Pledge and Escrow Agreement, dated July 10, 2006, by and among Savi Media Group, Inc., Cornell Capital Partners L.P., New Creation Outreach, Inc. and David Gonzalez, Esq. as escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVI MEDIA GROUP, INC.

Dated: July 14, 2006	By:	/s/ MARIO PROCOPIO
Mario Procopio, Chief Executive Officer